Exhibit 10.5



6-1162-DLJ-891R2


United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois  60666

Subject:    Letter Agreement No. 6-1162-DLJ-891R2
            to Purchase Agreement No. 1670 -
     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
     A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen:

Reference is made to Purchase Agreement No. 1670 dated as of even date herewith (the Purchase Agreement) between The Boeing Company (Boeing), United Air Lines, Inc. (United) and United Worldwide Corporation (Worldwide), relating to the sale by Boeing and the purchase by United and Worldwide (collectively the Buyer) of thirty (30) Model 747-422 aircraft (hereinafter referred to as the Aircraft).

Further reference is made to Letter Agreement 1670-5 dated as of even date herewith to the Purchase Agreement relating to the granting of options to purchase thirty (30) Model 747-422 option aircraft (the Option Aircraft).

This letter, when accepted by Buyer contemporaneously with the execution of the Purchase Agreement, will become part of the Purchase Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase
Agreement.



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]







[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]
















[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]









[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]










[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]







[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]






[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]















13.     Non-Disclosure.

        The parties understand that certain commercial and financial information contained in this letter agreement is considered as privileged and confidential. The parties agree that they will treat such information as privileged and confidential and will not, without prior written consent of the other party, disclose such information to any other person except as may be required by (i) applicable law or governmental regulations, or (ii) for financing the Aircraft in accordance with the provisions of Article 11.2 of the Purchase Agreement. In connection with any such disclosure or filing of such information pursuant to any applicable law or governmental regulations; Buyer shall request and use its best reasonable efforts to obtain confidential treatment of such information. Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment. In fulfilling its obligations under this paragraph 11, the parties shall only be required to use the same degree of care to prevent unauthorized disclosure and use of the information contained in this Letter Agreement as they would use to prevent the disclosure and use of its own commercial and financial information of the same or similar nature and which it considers proprietary or confidential.


If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY


By /s/ M. Monica Fix

Its Attorney in Fact


ACCEPTED AND AGREED TO this

Date: April 13, 1995

UNITED AIR LINES, INC.


By /s/ Douglas A. Hacker

Its Senior Vice President - Finance


UNITED WORLDWIDE CORPORATION



By Douglas A. Hacker

Its_Senior Vice President